UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

TDX INDEPENDENCE FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

TDX Independence Funds, Inc.

IMPORTANT NOTICE FOR

SHAREHOLDERS

MEETING SCHEDULED FOR

October 20, 2010

PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy material regarding the Joint Special Meeting of Shareholders of the TDX Independence 2010 Exchange-Traded Fund, TDX Independence 2020 Exchange-Traded Fund, TDX Independence 2030 Exchange-Traded Fund, TDX Independence 2040 Exchange-Traded Fund and TDX Independence In-Target Exchange-Traded Fund.

Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.

In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet

Follow the instructions on your voting instruction form.

2. By Touchtone Phone

Follow the instructions on your voting instruction form.

3. By Mail

Simply return your executed voting instruction form in the envelope provided.

TDX Independence Funds, Inc.

IMPORTANT NOTICE FOR

SHAREHOLDERS

MEETING SCHEDULED FOR

October 20, 2010

PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy material regarding the Joint Special Meeting of Shareholders of the TDX Independence 2010 Exchange-Traded Fund, TDX Independence 2020 Exchange-Traded Fund, TDX Independence 2030 Exchange-Traded Fund, TDX Independence 2040 Exchange-Traded Fund and TDX Independence In-Target Exchange-Traded Fund.

Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.

In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Phone

Please call Computershare Fund Services toll-free at 1-866-905-8159. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

2. By Internet

Follow the instructions on your voting instruction form.

3. By Touchtone Phone

Follow the instructions on your voting instruction form.

4. By Mail

Simply return your executed voting instruction form in the envelope provided.

If you have any questions or need assistance in voting your shares, please do not hesitate to call us at 1-866-905-8159.